Washington Federal, Inc.
Fact Sheet
March 31, 2016
($ in Thousands)

	As of 9/15		As of 12/15		As of 3/16
Loan Loss Reserve - Total	$109,914		$110,986		$113,004
General and Specific Allowance	106,829		107,901		109,919
Commitments Reserve	3,085		3,085		3,085
Allowance as a % of Gross Loans	1.13%		1.10%		1.10%

	9/15 QTR	9/15 YTD	12/15 QTR	12/15 YTD	3/16 QTR	3/16 YTD
Loan Originations - Total	$1,080,268	$3,103,515	$963,319	$963,319	$763,323	$1,726,642
Single-Family Residential	211,193	705,741	132,472	132,472	129,778	262,250
Construction	91,857	263,532	129,536	129,536	198,286	327,822
Construction - Custom	117,292	365,220	88,761	88,761	91,358	180,119
Land - Acquisition & Development	21,777	78,818	5,722	5,722	13,528	19,250
Land - Consumer Lot Loans	8,806	21,422	5,268	5,268	6,171	11,439
Multi-Family	89,357	349,442	132,999	132,999	91,757	224,756
Commercial Real Estate	230,046	600,610	180,788	180,788	21,001	201,789
Commercial & Industrial	286,078	642,309	270,372	270,372	194,410	464,782
HELOC	23,486	74,455	16,702	16,702	16,221	32,923
Consumer	376	1,966	699	699	813	1,512

Purchased Loans (including acquisitions)	$96,530	$279,936	$51,646	$51,646	$—	$51,646

Net Loan Fee and Discount Accretion	$8,783	$29,736	$8,397	$8,397	$8,080	$16,477

Repayments
Loans	$692,418	$3,149,686	$726,292	$726,292	$581,210	$1,307,502
MBS	115,910	459,191	102,761	102,761	89,416	192,177

MBS Premium Amortization	$3,644	$12,043	$2,802	$2,802	$2,642	$5,444

Efficiency
Operating Expenses/Average Assets	1.58%	1.55%	1.77%	1.77%	1.62%	1.70%
Efficiency Ratio (%)	47.98%	49.54%	54.90%	54.90%	50.60%	52.75%
Amortization of Intangibles	$751	$3,551	$639	$639	$606	$1,245

EOP Numbers
Shares Issued and Outstanding	92,936,395		92,918,434		91,270,241

Share repurchase information
Remaining shares authorized for repurchase	4,201,230		3,778,148		2,138,706
Shares repurchased	1,053,377	5,841,204	423,082	423,082	1,639,442	2,062,524
Average share repurchase price	$22.48	$21.70	$23.49	$23.49	$21.05	$21.55

Washington Federal, Inc.
Fact Sheet
March 31, 2016
($ in Thousands)

Tangible Common Book Value	As of 9/15		As of 12/15		As of 3/16
$ Amount	$1,656,321		$1,671,521		$1,664,347
Per Share	17.82		17.99		18.24

# of Employees	1,838		1,825		1,837
Estimated Future Tax Rate	35.75%		35.50%		34.00%
Investments
Available-for-sale:
Agency MBS	$1,263,205		$1,244,778		$1,197,346
Other	1,117,358		1,060,010		899,740
	$2,380,563		$2,304,788		$2,097,086
Held-to-maturity:
Agency MBS	$1,643,216		$1,598,370		$1,558,087
	$1,643,216		$1,598,370		$1,558,087

	As of 9/30/15		As of 12/31/15		As of 3/31/16
Loans Receivable by Category (a)	AMOUNT	%	AMOUNT	%	AMOUNT	%
Single-Family Residential	$5,700,781	58.0%	$5,684,063	56.2%	$5,661,999	54.9%
Construction	200,509	2.0	663,503	6.6	788,412	7.6
Construction - Custom	396,307	4.0	404,849	4.0	398,797	3.9
Land - Acquisition & Development	98,282	1.0	100,017	1.0	104,272	1.0
Land - Consumer Lot Loans	106,815	1.1	105,119	1.0	103,582	1.0
Multi-Family	1,129,437	11.5	969,624	9.6	1,079,909	10.5
Commercial Real Estate	1,186,551	12.1	1,046,442	10.4	1,003,413	9.7
Commercial & Industrial	657,581	6.7	804,757	8.0	851,367	8.3
HELOC	149,526	1.5	148,369	1.5	148,045	1.4
Consumer	197,481	2.0	183,441	1.8	166,877	1.6
	9,823,270	100%	10,110,184	100%	10,306,673	100%
Less:
ALL	106,829		107,901		109,919
Loans in Process	476,796		535,850		591,667
Discount on Acquired Loans	30,095		25,039		21,120
Deferred Origination Fees, Net	38,916		38,664		38,645
Sub-Total	652,636		707,454		761,351
	$9,170,634		$9,402,730		$9,545,322

Net Loan Portfolio by Category (a)	AMOUNT	%	AMOUNT	%	AMOUNT	%
Single-Family Residential	$5,616,633	61.2%	$5,605,894	59.6%	$5,595,908	58.6%
Construction	122,334	1.3	315,120	3.4	377,640	4.0
Construction - Custom	202,511	2.2	218,220	2.3	209,551	2.2
Land - Acquisition & Development	72,133	0.8	79,512	0.8	85,711	0.9
Land - Consumer Lot Loans	103,048	1.1	101,390	1.1	100,469	1.1
Multi-Family	1,059,498	11.6	959,631	10.2	1,069,004	11.2
Commercial Real Estate	1,028,272	11.2	1,022,926	10.9	978,328	10.2
Commercial & Industrial	625,975	6.8	773,423	8.2	819,273	8.6
HELOC	146,967	1.6	146,093	1.6	145,593	1.5
Consumer	193,263	2.1	180,521	1.9	163,845	1.7
	$9,170,634	100%	$9,402,730	100%	$9,545,322	100%
(a) Some loans have been reclassified by loan type as a result of system conversion in 1Q16, primarily impacting Construction, Multi-family and Commercial Real Estate.

Washington Federal, Inc.
Fact Sheet
March 31, 2016
($ in Thousands)

	As of 9/30/15			As of 12/31/15			As of 3/31/16
Deposits by State	AMOUNT	%	#	AMOUNT	%	#	AMOUNT	%	#
Washington (WA)	$5,031,982	47.3%	83	$5,086,585	47.8%	83	$5,031,630	47.7%	82
Idaho (ID)	788,271	7.4	26	787,094	7.4	26	783,049	7.4	26
Oregon (OR)	2,002,606	18.8	49	1,985,406	18.6	49	1,955,608	18.5	49
Utah (UT)	291,260	2.7	10	296,390	2.8	10	289,878	2.7	10
Nevada (NV)	347,127	3.3	11	346,142	3.2	11	342,121	3.2	11
Texas (TX)	89,564	0.8	5	92,905	0.9	5	90,869	0.9	5
Arizona (AZ)	1,213,401	11.4	35	1,191,911	11.2	35	1,186,739	11.3	32
New Mexico (NM)	867,492	8.2	28	864,686	8.1	28	863,490	8.2	28
Total	$10,631,703	100%	247	$10,651,119	100%	247	$10,543,384	100%	243

Deposits by Type	AMOUNT	%		AMOUNT	%		AMOUNT	%
Checking (noninterest)	$976,250	9.2%		$1,016,514	9.5%		$1,019,401	9.7%
NOW (interest)	1,579,516	14.9		1,636,584	15.4		1,606,071	15.2
Savings (passbook/stmt)	700,793	6.6		782,646	7.3		779,814	7.4
Money Market	2,564,319	24.1		2,488,340	23.4		2,470,958	23.4
Time Deposits	4,810,825	45.2		4,727,035	44.4		4,667,140	44.3
Total	$10,631,703	100%		$10,651,119	100%		$10,543,384	100%

Deposits greater than $250,000 - EOP	$2,096,690			$2,134,098			$2,112,381

Time Deposit Repricing	Amount	Rate		Amount	Rate		Amount	Rate
Within 3 months	$897,917	0.49%		$1,016,756	0.52%		$780,751	0.55%
From 4 to 6 months	977,012	0.54%		752,476	0.57%		860,689	0.67%
From 7 to 9 months	444,042	0.68%		503,443	0.85%		505,045	1.12%
From 10 to 12 months	497,525	0.86%		487,019	1.15%		544,445	1.04%

Non-Performing Assets	AMOUNT	%		AMOUNT	%		AMOUNT	%
Non-accrual loans:
Single-Family Residential	$59,074	87.1%		$43,856	77.3%		$42,395	77.7%
Construction	754	1.1		—	—		—	—
Construction - Custom	732	1.1		2,518	4.4		67	0.1
Land - Acquisition & Development	—	—		509	0.9		477	0.9
Land - Consumer Lot Loans	1,273	1.9		939	1.7		940	1.7
Multi-Family	2,558	3.8		1,538	2.7		1,520	2.8
Commercial Real Estate	2,176	3.2		6,681	11.8		7,701	14.1
Commercial & Industrial	—	—		115	0.2		596	1.1
HELOC	563	0.8		473	0.8		554	1.0
Consumer	680	1.0		119	0.2		309	0.6
Total non-accrual loans	67,810	100%		56,748	100%		54,559	100%
Real Estate Owned	60,767			42,098			38,770
Total non-performing assets	$128,577			$98,846			$93,329

Non-performing loans as % of total net loans	0.74%			0.60%			0.57%
Non-performing assets as % of total assets	0.88%			0.67%			0.64%

Washington Federal, Inc.
Fact Sheet
March 31, 2016
($ in Thousands)

	As of 9/30/15		As of 12/31/15		As of 3/31/16
	AMOUNT	%	AMOUNT	%	AMOUNT	%
Restructured loans:
Single-Family Residential	$259,460	85.7%	$243,292	86.5%	$233,668	86.1%
Construction	4,989	1.6	—	—	—	—
Construction - Custom	—	—	—	—	—	—
Land - Acquisition & Development	2,486	0.8	1,976	0.7	1,894	0.7
Land - Consumer Lot Loans	11,289	3.7	10,173	3.6	9,982	3.7
Multi-Family	3,823	1.3	—	—	1,522	0.6
Commercial Real Estate	19,124	6.3	24,257	8.6	22,879	8.4
Commercial & Industrial	—	—	—	—	—	—
HELOC	1,443	0.5	1,397	0.5	1,396	0.5
Consumer	99	—	97	—	94	—
Total restructured loans	$302,713	100%	$281,192	100%	$271,435	100%

Restructured loans were as follows:
Performing	$291,416	96.3%	$273,211	96.6%	$258,359	95.2%
Non-performing (c)	11,297	3.7	9,512	3.4	13,076	4.8
Total restructured loans	$302,713	100%	$282,723	100%	$271,435	100%
(c) Included in "Total non-accrual loans" above

	AMOUNT	CO % (d)	AMOUNT	CO % (d)	AMOUNT	CO % (d)
Net Charge-offs (Recoveries) by Category
Single-Family Residential	$(2,128)	(0.15)%	$(1,327)	(0.09)%	$915	0.06%
Construction	(45)	(0.09)	(155)	(0.09)	5	—
Construction - Custom	—	—	60	0.06	—	—
Land - Acquisition & Development	(1)	—	(35)	(0.14)	(3,371)	(12.93)
Land - Consumer Lot Loans	96	0.36	408	1.55	268	1.03
Multi-Family	—	—	—	—	—	—
Commercial Real Estate	68	0.02	(100)	(0.04)	(983)	(0.39)
Commercial & Industrial	468	0.28	246	0.12	(259)	(0.12)
HELOC	39	0.10	(19)	(0.05)	26	0.07
Consumer	(215)	(0.44)	(150)	(0.33)	(119)	(0.29)
Total net charge-offs	$(1,718)	(0.07)%	$(1,072)	(0.04)%	$(3,518)	(0.14)%
(d) Annualized Net Charge-offs divided by Gross Balance

ASC 310-30 Acquired Loans
Accretable Yield	$76,917		$70,553		$64,457
Non-Accretable Yield	167,603		167,603		167,603
Total Contractual Payments	$244,520		$238,156		$232,060

Interest Rate Risk
One Year GAP		(13.4)%		(12.0)%		(12.7)%
NPV post 200 bps shock (e)		15.91%		16.14%		15.55%
Change in NII after 200 bps shock (e)		(2.2)%		(0.5)%		1.42%
(e) Assumes no balance sheet management actions taken

Washington Federal, Inc.
Fact Sheet
March 31, 2016
($ in Thousands)

Historical CPR Rates (f)
	WAFD	WAFD
Average for Quarter Ended:	SFR Mortgages	GSE MBS
9/30/2013	21.4%	15.9%
12/31/2013	13.5%	8.7%
3/31/2014	10.1%	8.5%
6/30/2014	13.8%	10.6%
9/30/2014	14.6%	13.4%
12/31/2014	15.9%	12.1%
3/31/2015	16.4%	13.9%
6/30/2015	18.7%	15.9%
9/30/2015	17.8%	14.5%
12/31/2015	16.7%	13.4%
3/31/2016	13.9%	12.0%

(f) The CPR Rate (conditional payment rate) is the rate that is equal to the proportion of the principal of a pool of loans that is paid off prematurely in each period. Also, the comparison is not precise in that Washington Federal is a portfolio lender and not required to follow GSE servicing rules/regulations.

Washington Federal, Inc.
Fact Sheet
March 31, 2016
Average Balance Sheet
($ in Thousands)

	Quarters Ended
	September 30, 2015			December 31, 2015			March 31, 2016
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Loans receivable	$8,908,562	$112,185	5.00%	$9,258,041	$112,863	4.84%	$9,469,185	$113,211	4.80%
Mortgage-backed securities	2,965,534	17,079	2.28	2,880,242	16,986	2.34	2,804,569	16,846	2.41
Cash & investments	1,429,487	5,509	1.53	1,198,471	4,258	1.41	1,065,800	3,983	1.50
FHLB & FRB Stock	106,849	566	2.10	107,793	1,016	3.74	112,662	1,023	3.64

Total interest-earning assets	13,410,432	135,339	4.00%	13,444,547	135,123	3.99%	13,452,216	135,063	4.03%
Other assets	1,114,484			1,109,202			1,189,428
Total assets	$14,524,916			$14,553,749			$14,641,644

Liabilities and Equity
Customer accounts	10,650,672	12,550	0.47%	10,619,654	12,717	0.48%	10,558,835	13,071	0.50%
FHLB advances	1,824,565	15,936	3.47	1,844,772	15,537	3.34	1,970,022	15,667	3.19

Total interest-bearing liabilities	12,475,237	28,486	0.91%	12,464,426	28,254	0.90%	12,528,857	28,738	0.92%
Other liabilities	100,023			124,370			151,697
Total liabilities	12,575,260			12,588,796			12,680,554
Stockholders’ equity	1,949,656			1,964,953			1,961,090
Total liabilities and equity	$14,524,916			$14,553,749			$14,641,644

Net interest income		$106,853			$106,869			$106,325

Net interest margin (1)			3.19%			3.18%			3.16%

(1) Annualized net interest income divided by average interest-earning assets

Washington Federal, Inc.
Fact Sheet
March 31, 2016
Delinquency Summary
($ in Thousands)

			AMOUNT OF LOANS	# OF LOANS				% based		% based
TYPE OF LOANS	#LOANS	AVG Size	NET OF LIP & CHG-OFFs	30	60	90	Total	on #	$ Delinquent	on $

March 31, 2016
Single-Family Residential	27,194	208	$5,660,232	104	45	196	345	1.27%	$66,003	1.17%
Construction	689	575	396,322	—	—	8	8	1.16	141	0.04
Construction - Custom	927	229	212,067	8	5	3	16	1.73	2,914	1.37
Land - Acquisition & Development	142	657	93,354	2	—	6	8	5.63	1,926	2.06
Land - Consumer Lot Loans	1,242	83	103,534	8	4	16	28	2.25	2,233	2.16
Multi-Family	969	1,114	1,079,909	2	—	2	4	0.41	2,014	0.19
Commercial Real Estate	1,060	947	1,003,320	5	1	8	14	1.32	7,902	0.79
Commercial & Industrial	1,831	465	851,358	14	3	27	44	2.40	1,631	0.19
HELOC	2,303	64	148,032	8	5	10	23	1.00	1,178	0.80
Consumer	4,362	38	166,877	138	59	96	293	6.72	1,376	0.82
	40,719	239	$9,715,005	289	122	372	783	1.92%	$87,318	0.90%

December 31, 2015
Single-Family Residential	27,377	208	$5,683,134	111	51	189	351	1.28%	$67,273	1.18%
Construction	585	556	325,485	1	2	8	11	1.88	866	0.27
Construction - Custom	944	234	221,327	19	1	5	25	2.65	2,554	1.15
Land - Acquisition & Development	146	595	86,864	5	—	7	12	8.22	1,162	1.34
Land - Consumer Lot Loans	1,250	84	105,063	10	7	16	33	2.64	2,745	2.61
Multi-Family	945	1,026	969,624	3	—	3	6	0.63	2,240	0.23
Commercial Real Estate	1,103	949	1,046,323	4	3	12	19	1.72	10,220	0.98
Commercial & Industrial	1,814	444	804,726	22	1	24	47	2.59	2,084	0.26
HELOC	2,332	64	148,356	9	2	8	19	0.81	1,844	1.24
Consumer	4,757	39	183,431	137	57	29	223	4.69	1,459	0.80
	41,253	232	$9,574,333	321	124	301	746	1.81%	$92,449	0.97%

September 30, 2015
Single-Family Residential	27,768	204	$5,666,585	95	42	182	319	1.15%	$65,294	1.15%
Construction	618	211	130,121	—	—	—	—	—	—	—
Construction - Custom	812	253	205,692	4	1	2	7	0.86	1,524	0.74
Land - Acquisition & Development	141	546	76,921	2	—	2	4	2.84	924	1.20
Land - Consumer Lot Loans	1,259	85	106,752	10	4	11	25	1.99	2,578	2.41
Multi-Family	994	1,077	1,070,864	1	1	4	6	0.60	2,371	0.22
Commercial Real Estate	1,005	1,014	1,019,293	3	—	3	6	0.60	1,700	0.17
Commercial & Industrial	1,188	553	657,183	3	1	2	6	0.51	943	0.14
HELOC	2,175	64	139,692	8	1	6	15	0.69	982	0.70
Consumer	5,076	39	197,481	85	35	40	160	3.15	1,121	0.57
	41,036	226	$9,270,584	211	85	252	548	1.34%	$77,437	0.84%